Exhibit 4.1

SECOND SUPPLEMENTAL INDENTURE

dated as of January 16, 2018

among

K. HOVNANIAN ENTERPRISES, INC.

HOVNANIAN ENTERPRISES, INC.

The Other Guarantors Party Hereto

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Trustee and Collateral Agent

_________________________

10.500% Senior Secured Notes due 2024

THIS SECOND SUPPLEMENTAL INDENTURE, dated as of January 16, 2018 (this “Second Supplemental Indenture”), to the Indenture dated as of July 27, 2017, among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc. (the “Company”), the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent (in both such capacities, the “Trustee”) (as amended and supplemented to the date hereof, the “Indenture”).

W I T N E S S E T H:

WHEREAS, the Issuer’s 10.500% Senior Secured Notes due 2024 (the “Notes”) were issued under the Indenture and are guaranteed by the Company, K. HOV IP II, Inc., a California corporation (“K. HOV IP”), and each of the entities listed on Schedule I hereto (together with K. HOV IP, the “Guarantors”);

WHEREAS, the Issuer has solicited consents (each a “Consent” and collectively the “Consents”) of Holders to the amendment of the Indenture and to the Notes set forth in Section 2 of this Second Supplemental Indenture (the “Amendment”) upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, dated December 28, 2017 (the “Consent Solicitation Statement”);

WHEREAS, Section 9.2 of the Indenture provides that the Issuer, the Company, the Guarantors and the Trustee may amend or supplement the Indenture, the Notes and the Guarantees with the written consent of the Holders of a majority in principal amount of the outstanding Notes;

WHEREAS, the Issuer has received and delivered to the Trustee written evidence of the Consents from Holders of more than a majority of the outstanding aggregate principal amount of the Notes to effect the Amendment;

WHEREAS, the Issuer, the Company and the Guarantors have been authorized by a resolution of their respective Board of Directors, or the Board of Directors of their ultimate sole or managing member, as the case may be, to enter into this Second Supplemental Indenture; and

WHEREAS, all other acts and proceedings required by law, by the Indenture and by the organizational documents of the Issuer, the Company and the Guarantors to make this Second Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed;

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Company, the Guarantors and the Trustee hereby agree as follows:

SECTION 1. Definitions.

Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

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SECTION 2. Amendment to the Indenture.

(a)     Article 1 of the Indenture is hereby amended with respect to the Notes only to delete therefrom the defined terms “Existing Unsecured Replacement Indebtedness” and “Repay” or “Repayment”.

(b)     Section 4.16 (Limitation on Repayment of Existing Unsecured Notes) of the Indenture with respect to the Notes only is hereby amended and restated in its entirety to read as follows:

“Section 4.16. [RESERVED]”

and the corresponding change shall be made to the Indenture’s Table of Contents.

SECTION 3. This Second Supplemental Indenture will become effective immediately upon its execution and delivery but the Amendments set forth in Section 2 of this Second Supplemental Indenture will not become operative unless and until the Consent Consideration (as defined in the Consent Solicitation Statement) is paid by the Issuer in accordance with the terms and conditions of the Consent Solicitation Statement.

SECTION 4. This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5. This Second Supplemental Indenture may be signed in various counterparts, which together will constitute one and the same instrument.

SECTION 6. This Second Supplemental Indenture is an amendment supplemental to the Indenture with respect to the Notes, and the Indenture and this Second Supplemental Indenture will henceforth be read together.

SECTION 7. Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect.

SECTION 8. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the Recitals contained herein, all of which are made solely by the Issuer, the Company and each of the Guarantors.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC.,
as Issuer

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

K. HOV IP, II, INC.

By:	/s/ Brad O’Connor
Name: Brad O’Connor
Title: Authorized Officer

On behalf of each of the entities listed on Schedule I hereto

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

WILMINGTON TRUST, NATIONAL

ASSOCIATION, as Trustee and Collateral Agent

By:     /s/ John T. Needham, Jr.

Name: John T. Needham, Jr.

Title:   Vice President

Schedule I

ARBOR TRAILS, LLC

BUILDER SERVICES NJ, L.L.C.

BUILDER SERVICES PA, L.L.C.

EASTERN NATIONAL TITLE AGENCY, LLC

EASTERN TITLE AGENCY OF ILLINOIS, LLC

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

FOUNDERS TITLE AGENCY, INC.

GLENRISE GROVE, L.L.C.

GOVERNOR'S ABSTRACT CO., INC.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN ENTERPRISES, INC.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.

K. HOV IP, II, INC.

K. HOVNANIAN ABERDEEN, LLC

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT 240 MISSOURI, LLC

K. HOVNANIAN AT 4S, LLC

K. HOVNANIAN AT AIRE ON MCDOWELL, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN AT ASHBY PLACE, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BEACON PARK AREA 129 II, LLC

K. HOVNANIAN AT BEACON PARK AREA 129, LLC

K. HOVNANIAN AT BEACON PARK AREA 137, LLC

K. HOVNANIAN AT BELLA LAGO, LLC

K. HOVNANIAN AT BLACKSTONE, LLC

K. HOVNANIAN AT BOCA DUNES, LLC

K. HOVNANIAN AT BRANCHBURG II, LLC

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC

K. HOVNANIAN AT BRENFORD STATION, LLC

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT BRIDGEWATER II, LLC

K. HOVNANIAN AT BURCH KOVE, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CATANIA, LLC

K. HOVNANIAN AT CATON'S RESERVE, LLC

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE URBAN RENEWAL, LLC

K. HOVNANIAN AT CEDAR LANE, LLC

K. HOVNANIAN AT CHARTER WAY, LLC

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CHRISTINA COURT, LLC

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT COOSAW POINT, LLC

K. HOVNANIAN AT CORAL LAGO, LLC

K. HOVNANIAN AT CORTEZ HILL, LLC

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DOYLESTOWN, LLC

K. HOVNANIAN AT DUNELLEN URBAN RENEWAL, LLC

K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.

K. HOVNANIAN AT EAST BRUNSWICK III, LLC

K. HOVNANIAN AT EAST BRUNSWICK, LLC

K. HOVNANIAN AT EAST WINDSOR, LLC

K. HOVNANIAN AT EDEN TERRACE, L.L.C.

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT FAIRFIELD RIDGE, LLC

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GALLERY, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY 60, LLC

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMPTON COVE, LLC

K. HOVNANIAN AT HAMPTON LAKE, LLC

K. HOVNANIAN AT HANOVER ESTATES, LLC

K. HOVNANIAN AT HERSHEY'S MILL, INC.

K. HOVNANIAN AT HIDDEN BROOK, LLC

K. HOVNANIAN AT HILLSBOROUGH, LLC

K. HOVNANIAN AT HILLTOP RESERVE II, LLC

K. HOVNANIAN AT HILLTOP RESERVE, LLC

K. HOVNANIAN AT HOWELL FORT PLAINS, LLC

K. HOVNANIAN AT HOWELL II, LLC

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT HUNTFIELD, LLC

K. HOVNANIAN AT INDIAN WELLS, LLC

K. HOVNANIAN AT ISLAND LAKE, LLC

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LAKE BURDEN, LLC

K. HOVNANIAN AT LAKE LECLARE, LLC

K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC

K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LENAH WOODS, LLC

K. HOVNANIAN AT LILY ORCHARD, LLC

K. HOVNANIAN AT LINK FARM, LLC

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT MAGNOLIA PLACE, LLC

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAIN STREET SQUARE, LLC

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANALAPAN V, LLC

K. HOVNANIAN AT MANALAPAN VI, LLC

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO IX, LLC

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARPLE, LLC

K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN III, LLC

K. HOVNANIAN AT MIDDLETOWN, LLC

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ II, LLC

K. HOVNANIAN AT MONROE NJ III, LLC

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTANA VISTA, LLC

K. HOVNANIAN AT MONTGOMERY, LLC

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MORRIS TWP, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC

K. HOVNANIAN AT NORTON LAKE LLC

K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC

K. HOVNANIAN AT OAK POINTE, LLC

K. HOVNANIAN AT OCEAN TOWNSHIP, INC

K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PALM VALLEY, L.L.C.

K. HOVNANIAN AT PARK PASEO, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT PAVILION PARK, LLC

K. HOVNANIAN AT PIAZZA D'ORO, L.L.C.

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT PICKETT RESERVE, LLC

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT PLANTATION LAKES, L.L.C.

K. HOVNANIAN AT POINTE 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT PRAIRIE POINTE, LLC

K. HOVNANIAN AT QUAIL CREEK, L.L.C.

K. HOVNANIAN AT RANCHO CABRILLO, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT REDTAIL, LLC

K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC

K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT ROCK LEDGE, LLC

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SAGEBROOK, LLC

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SIENNA HILLS, LLC

K. HOVNANIAN AT SIGNAL HILL, LLC

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT SILVERSTONE, LLC

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT SKYE ON MCDOWELL, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOMERSET, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT SPRING ISLE, LLC

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT SUMMERLAKE, LLC

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT SUNRISE TRAIL II, LLC

K. HOVNANIAN AT SUNRISE TRAIL III, LLC

K. HOVNANIAN AT TERRA BELLA TWO, LLC

K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC

K. HOVNANIAN AT THE CROSBY, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT TRAFFORD PLACE, LLC

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT TRAMORE LLC

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VENTANA LAKES, LLC

K. HOVNANIAN AT VERONA ESTATES, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VERRADO CASCINA, LLC

K. HOVNANIAN AT VERRADO MARKETSIDE, LLC

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VINEYARD HEIGHTS, LLC

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT WALDWICK, LLC

K. HOVNANIAN AT WALKERS GROVE, LLC

K. HOVNANIAN AT WALL DONATO, LLC

K. HOVNANIAN AT WARREN TOWNSHIP II, LLC

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WESTBROOK, LLC

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WHEELER WOODS, LLC

K. HOVNANIAN AT WHITEMARSH, LLC

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN BELDEN POINTE, LLC

K. HOVNANIAN BELMONT RESERVE, LLC

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CONSTRUCTION III, INC

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN CONTRACTORS OF OHIO, LLC

K. HOVNANIAN CORNERSTONE FARMS, LLC

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN CYPRESS KEY, LLC

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN DFW AUBURN FARMS, LLC

K. HOVNANIAN DFW BELMONT, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES II, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS II, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS, LLC

K. HOVNANIAN DFW HARMON FARMS, LLC

K. HOVNANIAN DFW HERITAGE CROSSING, LLC

K. HOVNANIAN DFW HOMESTEAD, LLC

K. HOVNANIAN DFW INSPIRATION, LLC

K. HOVNANIAN DFW LEXINGTON, LLC

K. HOVNANIAN DFW LIBERTY CROSSING II, LLC

K. HOVNANIAN DFW LIBERTY CROSSING, LLC

K. HOVNANIAN DFW LIGHT FARMS II, LLC

K. HOVNANIAN DFW LIGHT FARMS, LLC

K. HOVNANIAN DFW MIDTOWN PARK, LLC

K. HOVNANIAN DFW PALISADES, LLC

K. HOVNANIAN DFW PARKSIDE, LLC

K. HOVNANIAN DFW RIDGEVIEW, LLC

K. HOVNANIAN DFW SEVENTEEN LAKES, LLC

K. HOVNANIAN DFW TRAILWOOD, LLC

K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC

K. HOVNANIAN DFW WELLINGTON, LLC

K. HOVNANIAN DFW WILDRIDGE, LLC

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN EDGEBROOK, LLC

K. HOVNANIAN ENTERPRISES, INC.

K. HOVNANIAN ESTATES AT FOX CHASE, LLC

K. HOVNANIAN ESTATES AT REGENCY, L.L.C.

K. HOVNANIAN ESTATES AT WEKIVA, LLC

K. HOVNANIAN FALLS POINTE, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN FOREST VALLEY, LLC

K. HOVNANIAN GRAND CYPRESS, LLC

K. HOVNANIAN GRANDEFIELD, LLC

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HIDDEN HOLLOW, LLC

K. HOVNANIAN HIGHLAND RIDGE, LLC

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES AT BROOK MANOR, LLC

K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT CREEKSIDE, LLC

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT LEIGH MILL, LLC

K. HOVNANIAN HOMES AT PENDER OAKS, LLC

K. HOVNANIAN HOMES AT REEDY CREEK, LLC

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC

K. HOVNANIAN HOMES AT SHELL HALL, LLC

K. HOVNANIAN HOMES AT SHENANDOAH SPRINGS, LLC

K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC

K. HOVNANIAN HOMES AT THE ABBY, LLC

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES AT THE PADDOCKS, LLC

K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN HOUSTON BAYOU OAKS AT WEST OREM, LLC

K. HOVNANIAN HOUSTON CAMBRIDGE HEIGHTS, LLC

K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC

K. HOVNANIAN HOUSTON CREEK BEND, LLC

K. HOVNANIAN HOUSTON DRY CREEK VILLAGE, LLC

K. HOVNANIAN HOUSTON KATY POINTE, LLC

K. HOVNANIAN HOUSTON SUNSET RANCH, LLC

K. HOVNANIAN HOUSTON THUNDER BAY SUBDIVISION, LLC

K. HOVNANIAN HOUSTON TRANQUILITY LAKE ESTATES, LLC

K. HOVNANIAN HOUSTON WOODSHORE, LLC

K. HOVNANIAN INDIAN TRAILS, LLC

K. HOVNANIAN LADUE RESERVE, LLC

K. HOVNANIAN LAKES OF GREEN, LLC

K. HOVNANIAN LANDINGS 40S, LLC

K. HOVNANIAN LEGACY AT VIA BELLA, LLC

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN MANALAPAN ACQUISITION, LLC

K. HOVNANIAN MONARCH GROVE, LLC

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN NORTHPOINTE 40S, LLC

K. HOVNANIAN NORTON PLACE, LLC

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OF OHIO, LLC

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

K. HOVNANIAN REYNOLDS RANCH, LLC

K. HOVNANIAN RIVENDALE, LLC

K. HOVNANIAN RIVERSIDE, LLC

K. HOVNANIAN SCHADY RESERVE, LLC

K. HOVNANIAN SHERWOOD AT REGENCY, LLC

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTH FORK, LLC

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN STERLING RANCH, LLC

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN UNION PARK, LLC

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN VILLAGE GLEN, LLC

K. HOVNANIAN WATERBURY, LLC

K. HOVNANIAN WHITE ROAD, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. HOVNANIAN WOODLAND POINTE, LLC

K. HOVNANIAN WOODRIDGE PLACE, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BAYMONT FARMS L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN'S FOUR SEASONS AT BRIARGATE, LLC

K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT HEMET, LLC

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN'S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC

K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.

K. HOVNANIAN'S VERANDA AT RIVERPARK II, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC

KHH SHELL HALL LOAN ACQUISITION, LLC

LANDARAMA, INC.

LAUREL HIGHLANDS, LLC

M & M AT MONROE WOODS, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT CRESCENT COURT, L.L.C.

M&M AT WEST ORANGE, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MCNJ, INC.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-BEACHFRONT NORTH I, LLC

NEW HOME REALTY, LLC

NEW LAND TITLE AGENCY, L.L.C.

PADDOCKS, L.L.C.

PARK TITLE COMPANY, LLC

PINE AYR, LLC

RIDGEMORE UTILITY, L.L.C.

SEABROOK ACCUMULATION CORPORATION

SHELL HALL CLUB AMENITY ACQUISITION, LLC

SHELL HALL LAND ACQUISITION, LLC

STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

WASHINGTON HOMES, INC.

WOODMORE RESIDENTIAL, L.L.C.

WTC VENTURES, L.L.C.

ROUTE 1 AND ROUTE 522, L.L.C.

K. HOVNANIAN MAGNOLIA AT WESTSIDE, LLC

K. HOVNANIAN AT THE MEADOWS 9, LLC

K. HOVNANIAN AT SILVERSTONE G, LLC

K. HOVNANIAN AT MONTANA VISTA DOBBINS, LLC

K. HOVNANIAN DFW TRAILWOOD II, LLC

K. HOVNANIAN AT MANALAPAN CROSSING, LLC

K. HOVNANIAN AT OAKLAND, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK IV, LLC

K. HOVNANIAN ASPIRE AT BELLEVUE RANCH, LLC

K. HOVNANIAN MEADOW VIEW AT MOUNTAIN HOUSE, LLC

K. HOVNANIAN WINDING BAY PRESERVE, LLC

K. HOVNANIAN AT WATCHUNG HEIGHTS, LLC

K. HOVNANIAN AT EMBREY MILL VILLAGE, LLC

K. HOVNANIAN PROPERTIES OF RED BANK, LLC

K. HOVNANIAN DFW SANFORD PARK, LLC

K. HOVNANIAN HOUSTON TERRA DEL SOL, LLC

K. HOVNANIAN AT LAKE FLORENCE, LLC

K. HOVNANIAN DFW LIBERTY, LLC

K. HOVNANIAN AT OLD BRIDGE II, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLE TERRE, LLC

K. HOVNANIAN AT HOWELL FORT PLAINS, LLC